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                                                                  Exhibit 10.32


                             SUPPLEMENTAL INDENTURE

                                 by and between


                         INTERPORE INTERNATIONAL, INC.,
                             A DELAWARE CORPORATION



                          CROSS MEDICAL PRODUCTS, INC.,
                             A DELAWARE CORPORATION


                                       and


                              THE FIFTH THIRD BANK
                                   AS TRUSTEE

                             Dated as of May 8, 1998

                                  Relating to:


                    8.5% Convertible Subordinated Debentures
                                    Due 2003

                                       of
                          CROSS MEDICAL PRODUCTS, INC.,
                             a Delaware corporation



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SILICON VALLEY BANK             AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                             SUPPLEMENTAL INDENTURE

         THIS SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of May 8, 1998, is entered into by and between, INTERPORE INTERNATIONAL, INC., a Delaware corporation ("Interpore"), CROSS MEDICAL PRODUCTS, INC. (formerly Danninger Medical Technology, Inc.), a Delaware corporation ("Cross") and FIFTH THIRD BANK, a banking corporation duly organized and existing under the laws of the State of Ohio, as trustee (the "Trustee") and supplements and amends the Indenture, dated as of May 15, 1996, by and between Cross and the Trustee (the "Indenture").

                                   WITNESSETH:

         WHEREAS, pursuant to the Indenture, Cross has issued $5,000,000 of 8.5% Convertible Subordinated Debentures due 2003 (the "Debentures"); and

         WHEREAS, Section 5.09 of the Indenture provides that in the event of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into Cross), the holder of each Debenture then outstanding shall have the right thereafter to convert such Debenture into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had such Debenture been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and that if necessary, appropriate adjustment shall be made to the application of the provisions of Article Five of the Indenture with respect to the rights and interests thereafter of the holders of the Debentures, to the end that the provisions of Article Five of the Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of the Debentures and that any such adjustment shall be made and set forth in a supplemental indenture executed by Cross and the Trustee;

         WHEREAS, Section 12.01(b) of the Indenture provides that the Indenture may be amended without the consent of the holders of the Debentures to make provision with respect to the conversion rights of the holders of the Debentures pursuant to Section 5.09 of the Indenture;

         WHEREAS, a wholly owned subsidiary of Interpore ("Merger Sub"), has merged (the "Merger") effective as of May 7, 1998 with and into Cross pursuant to an Agreement and Plan of Merger, dated February 11, 1998, by and among Interpore International, a California corporation and the predecessor to Interpore, Cross and Merger Sub (the "Merger Agreement"); and

         WHEREAS, pursuant to the Merger Agreement, (i) Cross became a wholly owned subsidiary of Interpore and (ii) each issued and outstanding share of common stock of Cross was converted into the right to receive 1.275 shares of common stock of Interpore;




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SILICON VALLEY BANK             AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
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         NOW, THEREFORE, the parties hereto agree to amend the Indenture as follows:

         Section 1. Shares Receivable Upon Conversion.

                  (a) Cross and Interpore hereby agree that the registered holder of each Debenture shall have the right, subject to the provisions of
Article 5 of the Indenture, to convert the principal amount of any such Debenture, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and nonassessable shares of common stock of Interpore, par value $.01 per share, (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Debenture or portion thereof to be converted by the Conversion Price (as defined in the Indenture) and multiplying the resulting number of shares by 1.275.

                  (b) The activities specified in Section 5.04 of the Indenture as requiring an adjustment to the Conversion Price if taken with respect to the common stock of Cross shall hereafter be deemed to require a corresponding adjustment to the Conversion Price if taken with respect to the common stock of Interpore.

                  (c) The Debentures shall no longer be convertible into shares of the common stock of Cross.

         Section 2. Execution in Several Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

         Section 3. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in the State of Delaware.

         Section 4. Incorporation By Reference. The parties hereto agree that the amendments contained in this Supplemental Indenture shall be incorporated by this reference thereto into the Indenture, which Indenture as so amended shall serve as the sole operative Indenture in connection with the Debentures.

         Section 5. Ratification and Reaffirmation of Indenture. Except as hereby expressly amended, the Indenture shall remain in full force and effect and the Indenture, as amended hereby, is ratified and confirmed.

         Section 6. Interpretation. In the event of any conflict between the provisions of the Indenture and the provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall control.

         Section 7. Binding Effect. This Supplemental Indenture shall inure to the benefit of and shall be binding upon Interpore, Cross, the Trustee, the owners of the Debentures and their respective successors and assigns.

         IN WITNESS WHEREOF, INTERPORE and CROSS have caused this Supplemental Indenture to be signed in each of their names, and FIFTH THIRD BANK, as Trustee, has caused this Supplemental Indenture to be signed in its name, all as of the day and year first above written.





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SILICON VALLEY BANK             AMENDED SCHEDULE TO LOAN AND SECURITY AGREEMENT
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                                        INTERPORE INTERNATIONAL, INC.,
                                        A DELAWARE CORPORATION



                                        By:    /S/ RICHARD L. HARRISON
                                               -------------------------------
                                        Name:  Richard L. Harrison
                                        Title: Senior Vice President

                                        CROSS MEDICAL PRODUCTS, INC.,
                                        A DELAWARE CORPORATION



                                        By:    /S/ RICHARD L. HARRISON
                                               -------------------------------
                                        Name:  Richard L. Harrison
                                        Title: Senior Vice President

                                        FIFTH THIRD BANK, AS TRUSTEE



                                        By:    /S/ GREGORY R. HAHN
                                               -------------------------------
                                        Name:  Gregory R. Hahn
                                        Title: Trust Officer



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